NET FINANCE EXPENSES	12 Months Ended
Dec. 31, 2018
Disclosure Of Net Finance Income Expense Explanatory [Abstract]
Disclosure of finance income (cost) [text block]
11.	net finance expenses

	Year ended	Year ended
	December 31, 2018	December 31, 2017
Interest income	$582	$1,081
Accretion expense on decommissioning and restoration liability	(657)	(562)
Interest expense	(34,628)	(30,419)
Amortization of deferred financing costs	(4,216)	(20,790)
Other finance costs	(1,645)	(1,529)
	$(40,564)	$(52,219)

Finance costs include interest expense calculated using the effective interest method, adjusted for interest paid on interest rate swaps and foreign exchange on the interest paid and accrued. These financing costs, until the declaration of commercial production had been capitalized to assets under construction.